PREPAYMENTS AND OTHER CURRENT ASSETS (Details)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Prepayments and other deposits		¥ 4,575,682,047	¥ 5,082,058,275
Receivable from loans to the users		563,531,742	87,773,083
Prepaid expenses		424,602,556	439,983,044
Receivables from financial institution		96,066,261	207,182,863
Others		512,382,566	389,988,421
Total	$ 948,659,787	¥ 6,172,265,172	¥ 6,206,985,686